Exhibit 10.13

To:                              Hyundai Heavy Industries Co., Ltd.

1, Jeonha-Dong, Dong-Gu, Ulsan,

Korea

(the “Builder”)

16 March 2010

Re:  Hull Nos. 2297, 2298, 2299, 2300, 2301, 2302, 2303, 2304 and 2305

Dear Sirs

We refer to:

(a)                                  the shipbuilding contract dated 2 June 2008 made between Suez Turquoise Limited and the Builder for the construction and sale of a 158,000 DWT Class Crude Oil Carrier bearing Hull No. 2297, as amended and/or supplemented from time to time;

(b)                                 the shipbuilding contract dated 2 June 2008 made between Suez Amber Limited and the Builder for the construction and sale of a 158,000 DWT Class Crude Oil Carrier bearing Hull No. 2298, as amended and/or supplemented from time to time;

(c)                                  the shipbuilding contract dated 2 June 2008 made between Suez Crystal Limited and the Builder for the construction and sale of a 158,000 DWT Class Crude Oil Carrier bearing Hull No. 2299, as amended and/or supplemented from time to time;

(d)                                 the shipbuilding contract dated 2 June 2008 made between Suez Topaz Limited and the Builder for the construction and sale of a 158,000 DWT Class Crude Oil Carrier bearing Hull No. 2300, as amended and/or supplemented from time to time;

(e)                                  the shipbuilding contract dated 2 June 2008 made between Suez Diamond Limited and the Builder for the construction and sale of a 158,000 DWT Class Crude Oil Carrier bearing Hull No. 2301, as amended and/or supplemented from time to time;

(f)                                    the shipbuilding contract dated 2 June 2008 made between Suez Jade Limited and the Builder for the construction and sale of a 158,000 DWT Class Crude Oil Carrier bearing Hull No. 2302, as amended and/or supplemented from time to time;

(g)                                 the shipbuilding contract dated 2 June 2008 made between Suez Pearl Limited and the Builder for the construction and sale of a 158,000 DWT Class Crude Oil Carrier bearing Hull No. 2303, as amended and/or supplemented from time to time;

(h)                                 the shipbuilding contract dated 2 June 2008 made between Suez Emerald Limited and the Builder for the construction and sale of a 158,000 DWT Class Crude Oil Carrier bearing Hull No . 2304, as amended and/or supplemented from time to time;

(i)                                     the shipbuilding contract dated 2 June 2008 made between Suez Ruby Limited and the Builder for the construction and sale of a 158,000 DWT Class Crude Oil Carrier bearing Hull No. 2305, as amended and/or supplemented from time to time (collectively the “Contracts” and singly each a “Contract”).

We hereby request the Builder to agree to:

(1)                                  terminate the Contracts for Hull Nos. 2297, 2298, 2299, 2304 and 2305 on 18 March 2010 (the “Termination Date”); and

(2)                                  on or prior to the Termination Date, provide the buyers of the Contracts for Hull Nos. 2300, 2301, 2302 and 2303 with a supplemental letter in respect of the refund guarantee issued in connection with each such Contract, each such supplemental letter to be in form and substance acceptable to such buyers.

This letter shall be governed by and shall be construed n accordance with English law.

For and on behalf of

Suez Turquoise Limited

Suez Amber Limited

Suez Crystal Limited

Suez Emerald Limited

Suez Ruby Limited

Suez Topaz Limited

Suez Diamond Limited

Suez Jade Limited

Suez Pearl Limited

By:	/s/ Effie P. Paraskevopoulos
Name:	Effie P. Paraskevopoulos
Title:	Officer

To:          Suez Turquoise Limited

Suez Amber Limited

Suez Crystal Limited

Suez Emerald Limited

Suez Ruby Limited

Suez Topaz Limited

Suez Diamond Limited

Suez Jade Limited

Suez Pearl Limited

each of

Trust Company Complex

Ajeltake Road, Ajeltake Island

Majuro MH 96960

Republic of the Marshall Islands

(collectively the “Buyers” and singly each a “Buyer”)

Date: 16 March 2010

Re:          Hull Nos. 2297, 2298, 2299, 2300, 2301, 2302, 2303, 2304 and 2305 (together the “Vessels” and each a “Vessel”)

We refer to your letter dated 16 March 2010 (the “Letter”), addressed to us and relating to the expedited termination of the Contracts for Hull Nos. 2297, 2298, 2299, 2304 and 2305 (the “Cancelled Contracts”) on 18 March 2010. Terms defined therein shall have the same meanings when used in this letter.

We hereby give you notice under each Cancelled Contract that the date upon which the said Contracts shall be terminated will now be that of 18 March 2010 as requested by yourselves .. We hereby also agree that we shall be delivering to the Buyers of the Contracts for Hull Nos. 2300, 2301, 2302 and 2303 (the “Remaining Contracts”) the supplemental letters requested in the Letter, not later than 18 March 2010, failing which the termination of the Cancelled Contracts and the matters set out in paragraphs 1 to 3 (inclusive) below, shall not be effective, unless the Buyers decide to waive the requirement for such letters to be provided.

We remind you that as and with effect from the Termination Date:

1                                          The parties to each of the Cancelled Contracts shall mutually release each other from all obligations, liabilities, claims and demands whatsoever touching or concerning each such Contract.

2                                          The Builder shall receive a cancellation fee of $7,500,000 for each Cancelled Contract, by retaining on the Termination Date part of the already paid 1st instalment of the contract price of each such Cancelled Contract amounting to $7,000,000 per Cancelled Contract and by receiving $625,000 from each of the Buyers of the Remaining Contracts on the delivery to each such Buyer of its Vessel.

3                                          The remaining part of the already paid 1st instalment of the contract price for each of the Cancelled Contracts, each amounting to $11,440,000 making an aggregate refund of $57,200,000 (together the “Refunds”) shall be automatically applied on the Termination Date on behalf of the Buyers of the Remaining Contracts towards the prepayment in full of the 2nd and 3rd instalments of the contract price for each of the Remaining Contracts.

This letter shall be governed by and shall be construed in accordance with English law.

We look forward receiving your confirmation on the above.

For and on behalf of Hyundai Heavy Industries Co., Ltd

By:	/s/ E. C. Han
Name:	E. C. Han
Title:	Attorney - In - Fact

We hereby agree the foregoing on 16th March 2010

For and on behalf of

Suez Turquoise Limited

Suez Amber Limited

Suez Crystal Limited

Suez Emerald Limited

Suez Ruby Limited

Suez Topaz Limited

Suez Diamond Limited

Suez Jade Limited

Suez Pearl Limited

By:	/s/ Effie P. Paraskevopoulos
Name:	Effie P. Paraskevopoulos
Title:	Officer